EXHIBIT 99(b)

              ADVANCED COMMUNICATION SYSTEMS, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS


                              BASIS OF PRESENTATION

The accompanying unaudited pro forma condensed consolidated financial statements give effect to the acquisition of RF Microsystems, Inc. ("RFM") as described below.

Effective August 26, 1997, Advanced Communication Systems, Inc. ("ACS") acquired all of the outstanding common stock of RFM in exchange for cash consideration of $5,000,000. The acquisition has been accounted for as a purchase, and accordingly, the total purchase price has been allocated to the acquired assets and liabilities assumed at their estimated fair values in accordance with the provisions of Accounting Principles Board Opinion No. 16. The estimated excess of the purchase price over the net assets acquired is being carried as goodwill and will be amortized over its estimated life of 15 years. The charge of $1,910,000 resulting from the write-off of purchased in-process research and development cost has been excluded from the pro forma condensed consolidated statements of operations.

RFM's fiscal year ended is January 31, while the fiscal year ended of ACS is September 30. The unaudited pro forma condensed consolidated balance sheet of ACS as of June 30, 1997, has been prepared by combining the consolidated balance sheet of ACS as of June 30, 1997, with the balance sheet of RFM as of June 30, 1997. The unaudited pro forma condensed consolidated statement of operations for the fiscal year ended September 30, 1996, has been prepared by combining ACS's consolidated statement of operations for the fiscal year ended September 30, 1996, with RFM's statement of operations for the twelve months ended December 31, 1996. The unaudited pro forma condensed consolidated statement of operations for the nine months ended June 30, 1997, has been prepared by combining ACS's consolidated statement of operations for the nine months ended June 30, 1997, with RFM's statement of operations for the nine months ended June 30, 1997. ACS and RFM, on a combined basis, are referred to herein as the "Company".

The unaudited pro forma condensed consolidated balance sheet as of June 30, 1997, has been prepared to reflect the acquisition of RFM as if it had occurred on June 30, 1997. The unaudited pro forma condensed consolidated statements of operations, with appropriate adjustments, have been prepared to reflect the acquisition of RFM as if it had occurred at the beginning of the periods presented.

The unaudited pro forma condensed consolidated financial statements have been prepared by the Company's management and should be read in conjunction with the historical financial statements of ACS and RFM and the related notes hereto. The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of the results of operations that may have actually occurred had the acquisition occured on the dates specified, or of the future results of the combined Company. The pro forma adjustments are based upon available information and certain adjustments the management of ACS believes are reasonable. In the opinion of management, all adjustments have been made that are necessary to present fairly the unaudited condensed consolidated financial statements.

              ADVANCED COMMUNICATION SYSTEMS, INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1997
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                            ACS            RFM            PRO FORMA
                                                         HISTORICAL    HISTORICAL(A)     ADJUSTMENTS           COMBINED
                                                         ----------   --------------   --------------        ------------

                                      ASSETS
Current assets:
Cash and cash equivalents                                   $1,916               $1           $5,413 (F), (G)     $7,330
Contract receivables                                         9,820            1,537                -              11,357
Other receivables                                              204                -                -                 204
Prepaid expenses                                               767               25                -                 792
                                                         ----------   --------------   --------------        ------------
   Total current assets                                     12,707            1,563            5,413              19,683
                                                         ----------   --------------   --------------        ------------
Property and equipment, net                                    792              284                                1,076
Other assets:
Notes receivable, stockholders                                 483                -                -                 483
Other related party receivables                                368                -                -                 368
Software development costs, net                                554                -                -                 554
Other assets                                                   227              203            1,628 (B)           2,058
                                                         ----------   --------------   --------------        ------------
   Total other assets                                        1,632              203            1,628               3,463
                                                         ----------   --------------   --------------        ------------
      Total assets                                         $15,131           $2,050           $7,041             $24,222
                                                         ==========   ==============   ==============        ============


                       LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable                                            $4,845             $184                -              $5,029
Accrued expenses                                             6,041              314                -               6,355
Billings in excess of revenue                                  387                -                -                 387
Deferred income tax liability                                   72                -                -                  72
Payable to stockholders                                      3,887                -          (3,887) (F)               0
Advances from parent                                             -            1,281          (1,281) (E)               0
                                                         ----------   --------------   --------------        ------------
    Total current liabilities                               15,232            1,779          (5,168)              11,843
Total stockholders' equity (deficit)                         (101)              271          (1,910) (C)          12,379
                                                                                               (271) (D)
                                                                                              14,390 (F)
                                                         ----------   --------------   --------------        ------------
      Total liabilities and stockholders' equity           $15,131           $2,050           $7,041             $24,222
                                                         ==========   ==============   ==============        ============



   The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

              ADVANCED COMMUNICATION SYSTEMS, INC. AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET
                                  JUNE 30, 1997



(A) Information obtained from the June 30, 1997 unaudited balance sheet of RFM prepared from internal accounting records.

(B) Reflects goodwill originating from the purchase of all outstanding stock of RFM. Represents the allocation of the excess purchase price using the purchase method of accounting for the transaction after adjusting the assets acquired and the liabilities assumed to their respective fair values.

(C) Reflects the one-time write-off of in-process research and development identified in the purchase price allocation. The charge will be taken in the quarter and fiscal year ended September 30, 1997.

(D) Eliminates the equity of RFM upon consolidation with ACS.

(E) Eliminates the intercompany obligations that were not assumed in the acquisition.

(F) Reflects net proceeds of ACS's initial public offering on July 2, 1997, and the S Corporation distribution made.

(G) Reflects consideration paid to effect the acquisition using proceeds from the initial public offering.

              ADVANCED COMMUNICATION SYSTEMS, INC. AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         NINE MONTHS ENDED JUNE 30, 1997
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                               ACS               RFM             PRO FORMA
                                                           HISTORICAL      HISTORICAL (A)       ADJUSTMENTS (E)       COMBINED
                                                           -----------     ---------------    -----------------     -------------
     Revenues                                                 $35,510              $4,614                    -           $40,124

     Direct Costs                                              25,179               3,237                    -            28,416

     Indirect, general and administrative expenses              8,066               1,150                   69 (B)         9,285
                                                           -----------     ---------------    -----------------     -------------

     Income from operations                                     2,265                 227                  (69)            2,423

     Interest expense                                            (136)                  -                    -              (136)

     Other income, net                                             60                   -                    -                60
                                                           -----------     ---------------    -----------------     -------------

     Income before taxes                                        2,189                 227                 (69)             2,347

     Provision for income taxes                                    33                  92                 (27) (C)            98
                                                           -----------     ---------------    -----------------     -------------

     Net income                                                $2,156                $135                ($42)            $2,249
                                                           ===========     ===============    =================     =============


     Pro forma statements of operations data: (Note D)

     Income before taxes as reported                           $2,189                $227                ($69)            $2,347

     Pro forma tax provision                                      854                  92                 (27) (C)           919
                                                           -----------     ---------------    -----------------     -------------

     Pro forma net income                                      $1,335                $135                ($42)            $1,428
                                                           ===========     ===============    =================     =============

     Pro forma net income per share                             $0.31                   -                   -              $0.33
                                                           ===========     ===============    =================     =============

     Pro forma weighted average shares outstanding              4,378                   -                   -              4,378
                                                           ===========     ===============    =================     =============


       The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

              ADVANCED COMMUNICATION SYSTEMS, INC. AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                     FOR THE NINE MONTHS ENDED JUNE 30, 1997



(A) Information obtained from the unaudited internal accounting records of RFM for the nine months ended June 30, 1997.

(B) Amortization of goodwill on a straight line basis over fifteen years.

(C) Reduction of federal and state income tax expense resulting from the additional amortization expense.

(D) Prior to June 25, 1997, ACS elected to be treated as an S Corporation and was not subject to federal and state income taxes. The pro forma statement of operations data reflects federal and state income taxes based on applicable rates as if ACS had not elected S Corporation status for the periods indicated.

(E) The statement of operations presentation excludes the effect of a $1,910,000 charge to operations taken at the time of acquisition for purchased research and development costs related to acquired technology that has not reached technological feasibility and that has no alternative future use. The statement of operations presentation also excludes consideration of integration costs and potential cost savings because ACS has not completed its comprehensive review of RFM's business, operations, capitalization and management.

              ADVANCED COMMUNICATION SYSTEMS, INC. AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FISCAL YEAR ENDED SEPTEMBER 30, 1996
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                               ACS                RFM             PRO FORMA
                                                           HISTORICAL         HISTORICAL (A)     ADJUSTMENTS (E)   COMBINED
                                                          --------------     --------------     ----------------  -------------
     Revenues                                                   $31,665             $5,942                  -          $37,607

     Direct Costs                                                19,307              3,950                  -           23,257

     Indirect, general and administrative expenses               10,253              1,683                 92 (B)       12,028
                                                          --------------     --------------     --------------    -------------

     Income from operations                                       2,105                309                (92)           2,322

     Interest expense                                              (257)                 -                  -             (257)

     Other income, net                                               57                  -                  -               57
                                                          --------------     --------------     --------------    -------------

     Income before taxes                                          1,905                309                (92)           2,122

     Provision for income taxes                                       0                121                (36) (C)          85
                                                          --------------     --------------     --------------    -------------

     Net income                                                  $1,905               $188               ($56)          $2,037
                                                          ==============     ==============     ==============    =============


     Pro forma statements of operations data: (Note D)

     Income before taxes as reported                             $1,905               $309               ($92)          $2,122

     Pro forma tax provision                                        743                121                (36) (C)         828
                                                          --------------     --------------     --------------    -------------

     Pro forma net income                                        $1,162               $188               ($56)          $1,294
                                                          ==============     ==============     ==============    =============

     Pro forma net income per share                               $0.27                  -              $0.00            $0.30
                                                          ==============     ==============     ==============    =============

     Pro forma weighted average shares outstanding                4,361                  -                  -            4,361
                                                          ==============     ==============     ==============    =============



      The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

              ADVANCED COMMUNICATION SYSTEMS, INC. AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1996



(A) Information obtained from the unaudited internal accounting records of RFM for the twelve months ended December 31, 1996.

(B) Amortization of goodwill on a straight-line basis over fifteen years.

(C) Reduction of federal and state income tax expense resulting from the additional amortization expense.

(D) Prior to June 25, 1997, ACS elected to be treated as an S Corporation and was not subject to federal and state income taxes. The pro forma statement of operations data reflects federal and state income taxes based on applicable rates as if ACS had not elected S Corporation status for the periods indicated.

(E) The statement of operations presentation excludes the effect of a $1,910,000 charge to operations taken at the time of acquisition for purchased research and development costs related to acquired technology that has not reached technological feasibility and that has no alternative future use. The statement of operations presentation also excludes consideration of integration costs and potential cost savings because ACS has not completed its comprehensive review of RFM's business, operations, capitalization and management.


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